UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 12, 2007

SIMPLETECH, INC.

(Exact name of registrant as specified in charter)

California	000-31623	33-0399154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Daimler Street, Santa Ana, California	92705-5812
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 476-1180

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD Disclosure.

On February 12, 2007, SimpleTech, Inc. (the “Company”) held a conference call and simultaneous webcast to discuss the sale of the assets of its Consumer Division. A copy of the transcript of the Question & Answer Session from the conference call is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless the Company specifically incorporates the foregoing information into those documents by reference.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is furnished as part of this report:

Exhibit Number	Description of Exhibit
99.1	Transcript of Question & Answer Session from SimpleTech, Inc.’s Conference Call Held on February 12, 2007 discussing the sale of the assets of the Consumer Division (furnished and not filed herewith solely pursuant to Item 7.01)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMPLETECH, INC.

Date: February 12, 2007	By:	/s/ Dan Moses
Dan Moses Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Transcript of Question & Answer Session from SimpleTech, Inc.’s Conference Call Held on February 12, 2007 discussing the sale of the assets of the Consumer Division (furnished and not filed herewith solely pursuant to Item 7.01)